UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT-TERM BOND FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 52.8%
CONSUMER DISCRETIONARY - 4.1%
Automobiles - 2.5%
Daimler Finance NA LLC, Senior Notes	0.834%	1/9/15	$1,240,000	$1,241,542	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	1,100,000	1,105,740	(a)
Daimler Finance NA LLC, Senior Notes	1.375%	8/1/17	1,990,000	1,982,098	(a)
Daimler Finance NA LLC, Senior Notes	1.100%	8/1/18	2,880,000	2,930,685	(a)(b)
Ford Motor Credit Co. LLC, Senior Notes	3.000%	6/12/17	3,510,000	3,624,928
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,158,188	(a)
Hyundai Capital America, Senior Notes	1.450%	2/6/17	1,690,000	1,689,752	(a)
Nissan Motor Acceptance Corp., Senior Notes	0.784%	3/3/17	1,690,000	1,696,680	(a)(b)

Total Automobiles				15,429,613

Hotels, Restaurants & Leisure - 0.2%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	1,000,000	1,003,124

Household Durables - 0.1%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	170,000	171,648
Whirlpool Corp., Senior Notes	1.350%	3/1/17	470,000	468,680

Total Household Durables				640,328

Media - 1.0%
Thomson Reuters Corp., Senior Notes	1.650%	9/29/17	2,200,000	2,198,478
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,080,823
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,500,000	1,870,022
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,009,642

Total Media				6,158,965

Specialty Retail - 0.3%
Lowe’s Cos. Inc., Senior Notes	0.654%	9/10/19	1,850,000	1,854,928	(b)

TOTAL CONSUMER DISCRETIONARY				25,086,958

CONSUMER STAPLES - 5.4%
Beverages - 2.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,172,453
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,437,628
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,119,588
PepsiCo Inc., Senior Notes	0.950%	2/22/17	2,740,000	2,730,418
Suntory Holdings Ltd., Notes	1.650%	9/29/17	3,340,000	3,343,029	(a)

Total Beverages				13,803,116

Food & Staples Retailing - 1.6%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	791,574
CVS Health Corp., Senior Notes	1.200%	12/5/16	3,110,000	3,116,130
Kroger Co., Notes	3.900%	10/1/15	80,000	82,622
Kroger Co., Senior Notes	1.200%	10/17/16	500,000	500,173
Sysco Corp., Senior Notes	0.550%	6/12/15	1,480,000	1,482,628
Sysco Corp., Senior Notes	1.450%	10/2/17	1,940,000	1,944,043
Wal-Mart Stores Inc., Senior Notes	0.600%	4/11/16	2,120,000	2,119,911

Total Food & Staples Retailing				10,037,081

Food Products - 1.2%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	745,633
Kraft Foods Group Inc., Senior Notes	6.125%	8/23/18	1,200,000	1,377,772
Mondelez International Inc., Senior Notes	4.125%	2/9/16	2,331,000	2,432,984
WM Wrigley Jr. Co., Senior Notes	1.400%	10/21/16	540,000	542,970	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	1,530,000	1,545,445	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	450,000	456,849	(a)

Total Food Products				7,101,653

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - 0.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$190,000	$247,596
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	740,000	906,162
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	940,000	1,063,973

Total Tobacco				2,217,731

TOTAL CONSUMER STAPLES				33,159,581

ENERGY - 4.6%
Energy Equipment & Services - 0.5%
Cameron International Corp., Senior Notes	1.150%	12/15/16	620,000	619,867
Petrofac Ltd., Senior Notes	3.400%	10/10/18	1,290,000	1,327,083	(a)
Transocean Inc., Senior Notes	2.500%	10/15/17	1,100,000	1,100,672

Total Energy Equipment & Services				3,047,622

Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,410,000	1,599,352
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	195,184
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,387,662
Devon Energy Corp., Senior Notes	1.200%	12/15/16	1,120,000	1,121,442
Devon Energy Corp., Senior Notes	1.875%	5/15/17	960,000	969,421
Devon Energy Corp., Senior Notes	2.250%	12/15/18	940,000	938,793
Ecopetrol SA, Senior Notes	4.250%	9/18/18	2,650,000	2,815,625
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,383,215
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,698,380
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,690,000	1,722,854
Petroleos Mexicanos, Senior Notes	2.254%	7/18/18	3,380,000	3,540,550	(b)
Petroleos Mexicanos, Senior Notes	3.125%	1/23/19	90,000	92,475	(a)
Phillips 66 Co., Senior Notes	1.950%	3/5/15	1,000,000	1,006,499
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	1.154%	4/10/19	1,870,000	1,873,702	(a)(b)
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	410,864
TransCanada PipeLines Ltd., Senior Notes	0.913%	6/30/16	3,070,000	3,096,356	(b)

Total Oil, Gas & Consumable Fuels				24,852,374

TOTAL ENERGY				27,899,996

FINANCIALS - 25.4%
Banks - 16.1%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,600,000	1,674,155
ABN AMRO Bank NV, Senior Notes	4.250%	2/2/17	2,295,000	2,444,955	(a)
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	313,831	(a)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.900%	2/12/16	2,410,000	2,421,349
Bank Nederlandse Gemeenten NV, Senior Bonds	1.000%	11/17/14	2,300,000	2,302,302	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,146,522
Bank of America Corp., Senior Notes	1.700%	8/25/17	3,050,000	3,038,956
Bank of America NA, Subordinated Notes	6.100%	6/15/17	4,500,000	5,014,048
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,301,930	(a)
Bank of Nova Scotia, Senior Notes	0.754%	7/15/16	3,140,000	3,160,401	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,142,134	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	1.450%	9/8/17	1,090,000	1,083,822	(a)
BNP Paribas SA, Senior Notes	0.825%	12/12/16	950,000	955,507	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,745,773	(a)
BPCE SA, Senior Notes	1.625%	2/10/17	2,910,000	2,940,029
Capital One NA, Senior Notes	1.500%	9/5/17	2,040,000	2,031,367
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	6,858,825
Citigroup Inc., Senior Notes	6.125%	11/21/17	2,000,000	2,257,840
Citigroup Inc., Senior Notes	1.003%	4/8/19	1,440,000	1,447,318	(b)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,085,488
Commonwealth Bank of Australia, Senior Notes	0.733%	9/20/16	1,900,000	1,912,878	(a)(b)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	3,690,000	3,872,017
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,380,106	(a)
Credit Agricole SA, Senior Notes	1.034%	4/15/19	1,460,000	1,473,530	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - 16.1% (continued)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	$2,480,000	$2,560,263	(a)
Export-Import Bank of Korea, Senior Bonds	1.082%	9/17/16	750,000	755,478	(b)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	1,380,000	1,563,540	(a)
HSBC USA Inc., Senior Notes	1.116%	9/24/18	1,990,000	2,031,082	(b)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,131,512	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	1,860,000	1,925,511
JPMorgan Chase & Co., Senior Notes	1.350%	2/15/17	350,000	349,440
Mizuho Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	1,968,474	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,202,406
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,887,985	(a)
Royal Bank of Canada, Senior Notes	1.200%	1/23/17	3,440,000	3,441,641
Royal Bank of Canada, Senior Notes	0.764%	3/15/19	830,000	838,565	(b)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,191,265
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	2,130,000	2,193,020	(a)
Standard Chartered Bank, Subordinated Notes	6.400%	9/26/17	2,250,000	2,522,023	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	949,057	(a)
Svenska Handelsbanken AB, Senior Notes	0.725%	6/17/19	1,580,000	1,589,875	(b)
Toronto-Dominion Bank, Senior Bonds	1.500%	9/9/16	2,840,000	2,877,539
U.S. Bancorp, Senior Notes	1.650%	5/15/17	1,790,000	1,807,404
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/17/14	2,580,000	2,512,275	(b)(c)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	1,955,848
Westpac Banking Corp., Senior Notes	0.976%	7/30/18	2,250,000	2,279,356	(b)

Total Banks				98,538,642

Capital Markets - 2.9%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	1,969,591
BlackRock Inc., Senior Notes	3.500%	12/10/14	350,000	352,089
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,833,810	(a)
Deutsche Bank AG, Senior Notes	1.400%	2/13/17	1,460,000	1,460,280
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,343,792
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,109,291
Goldman Sachs Group Inc., Senior Notes	5.750%	10/1/16	800,000	869,074
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	11/17/14	3,190,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(d)(e)(f)(g)
Macquarie Bank Ltd., Senior Notes	2.000%	8/15/16	2,860,000	2,908,589	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	700,000	751,892
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,157,000	1,169,159
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,700,000	1,841,107
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	286,262

Total Capital Markets				17,894,936

Consumer Finance - 1.9%
American Express Co., Senior Notes	0.825%	5/22/18	60,000	60,572	(b)
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,856,812
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,047,820
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,307,151	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	527,739	(a)
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,505,601
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	512,827
PACCAR Financial Corp., Senior Notes	0.800%	2/8/16	850,000	852,620
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	452,048
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,267,577

Total Consumer Finance				11,390,767

Diversified Financial Services - 2.3%
Banque Federative du Credit Mutuel SA, Senior Notes	1.700%	1/20/17	2,860,000	2,873,659	(a)
General Electric Capital Corp., Senior Notes	2.450%	3/15/17	5,080,000	5,235,484
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,164,693
Svensk Exportkredit AB, Notes	1.750%	10/20/15	220,000	223,277
Total Capital International SA, Senior Notes	0.750%	1/25/16	3,250,000	3,260,696

Total Diversified Financial Services				13,757,809

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 1.6%
Berkshire Hathaway Finance Corp., Senior Notes	1.600%	5/15/17	$1,250,000	$1,264,492
Metropolitan Life Global Funding I, Secured Notes	0.614%	4/10/17	5,260,000	5,293,396	(a)(b)
Prudential Financial Inc., Senior Notes	1.014%	8/15/18	2,350,000	2,373,780	(b)
Prudential Holdings LLC, Senior Secured Notes	1.109%	12/18/17	780,000	786,177	(a)(b)

Total Insurance				9,717,845

Real Estate Investment Trusts (REITs) - 0.5%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	1.750%	9/15/17	3,050,000	3,056,655	(a)

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	800,000	843,008

TOTAL FINANCIALS				155,199,662

HEALTH CARE - 3.0%
Biotechnology - 0.4%
Amgen Inc., Senior Notes	0.835%	5/22/19	2,170,000	2,184,328	(b)

Health Care Equipment & Supplies - 0.5%
Baxter International Inc., Senior Notes	0.950%	6/1/16	1,500,000	1,505,435
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,528,277

Total Health Care Equipment & Supplies				3,033,712

Health Care Providers & Services - 0.4%
Aetna Inc., Senior Notes	1.500%	11/15/17	710,000	707,657
Humana Inc., Senior Notes	7.200%	6/15/18	1,640,000	1,935,356

Total Health Care Providers & Services				2,643,013

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	275,227

Pharmaceuticals - 1.6%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,700,854
AbbVie Inc., Senior Notes	1.750%	11/6/17	3,030,000	3,021,931
Perrigo Co. PLC, Senior Notes	1.300%	11/8/16	2,270,000	2,273,257	(a)
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	1,240,000	1,232,925	(a)
Zoetis Inc., Senior Notes	1.150%	2/1/16	630,000	631,573

Total Pharmaceuticals				9,860,540

TOTAL HEALTH CARE				17,996,820

INDUSTRIALS - 1.7%
Aerospace & Defense - 0.4%
L-3 Communications Corp., Senior Notes	1.500%	5/28/17	1,170,000	1,162,178
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	1,040,000	1,042,134

Total Aerospace & Defense				2,204,312

Airlines - 0.3%
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	657,669	697,918
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	178,290	197,688
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	814,802	879,986

Total Airlines				1,775,592

Electrical Equipment - 0.4%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,800,000	2,809,640

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,009,783

Machinery - 0.4%
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,806
John Deere Capital Corp., Senior Notes	1.550%	12/15/17	2,570,000	2,576,440

Total Machinery				2,807,246

TOTAL INDUSTRIALS				10,606,573

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INFORMATION TECHNOLOGY - 1.4%
IT Services - 0.2%
International Business Machines Corp., Senior Notes	0.605%	2/12/19	$970,000	$978,161	(b)

Semiconductors & Semiconductor Equipment - 0.2%
Texas Instruments Inc., Senior Notes	0.875%	3/12/17	1,320,000	1,317,887

Software - 0.5%
Oracle Corp., Senior Notes	0.814%	1/15/19	2,960,000	2,993,220	(b)

Technology Hardware, Storage & Peripherals - 0.5%
Apple Inc., Senior Notes	0.450%	5/3/16	3,400,000	3,394,233

TOTAL INFORMATION TECHNOLOGY				8,683,501

MATERIALS - 2.5%
Chemicals - 0.7%
Dow Chemical Co., Notes	5.700%	5/15/18	18,000	20,324
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,361,283
Praxair Inc., Senior Notes	0.750%	2/21/16	3,000,000	3,005,868

Total Chemicals				4,387,475

Metals & Mining - 1.8%
Anglo American Capital PLC, Senior Notes	1.184%	4/15/16	1,090,000	1,096,553	(a)(b)
BHP Billiton Finance USA Ltd., Senior Notes	5.400%	3/29/17	2,340,000	2,575,495
Freeport-McMoRan Inc., Senior Notes	2.150%	3/1/17	720,000	732,690
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	150,000	150,505
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	140,000	139,076
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	411,513
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,240,000	1,272,693
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,126,503
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,135,963
Vale Overseas Ltd., Senior Notes	5.625%	9/15/19	1,310,000	1,469,392
Vale Overseas Ltd., Senior Notes	4.625%	9/15/20	760,000	801,352

Total Metals & Mining				10,911,735

TOTAL MATERIALS				15,299,210

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.3%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,784,242
AT&T Inc., Senior Notes	0.900%	2/12/16	1,260,000	1,261,905
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,340,000	1,353,743
British Telecommunications PLC, Senior Notes	1.625%	6/28/16	1,660,000	1,676,096
Telefonica Emisiones SAU, Senior Notes	3.192%	4/27/18	1,890,000	1,950,924
Verizon Communications Inc., Senior Notes	0.632%	6/9/17	3,550,000	3,560,838	(b)
Verizon Communications Inc., Senior Notes	1.984%	9/14/18	1,320,000	1,391,839	(b)

Total Diversified Telecommunication Services				13,979,587

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,520,000	1,554,382

TOTAL TELECOMMUNICATION SERVICES				15,533,969

UTILITIES - 2.1%
Electric Utilities - 1.4%
Duke Energy Corp., Senior Notes	0.612%	4/3/17	1,400,000	1,405,739	(b)
Duke Energy Corp., Senior Notes	2.100%	6/15/18	4,070,000	4,103,752
Duke Energy Indiana Inc., Secured Bonds	0.584%	7/11/16	1,460,000	1,466,587	(b)
Southern California Edison Co., Senior Secured Bonds	1.125%	5/1/17	650,000	648,128
Southern Co., Senior Bonds	1.300%	8/15/17	960,000	956,000

Total Electric Utilities				8,580,206

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Multi-Utilities - 0.7%
Dominion Resources Inc., Senior Notes	1.250%	3/15/17	$2,900,000	$2,899,449
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	12,595
PG&E Corp., Senior Notes	2.400%	3/1/19	1,080,000	1,082,384

Total Multi-Utilities				3,994,428

TOTAL UTILITIES				12,574,634

TOTAL CORPORATE BONDS & NOTES (Cost - $323,694,618)				322,040,904

ASSET-BACKED SECURITIES - 19.0%
Academic Loan Funding Trust, 2012-1A A1	0.955%	12/27/22	949,500	955,933	(a)(b)
Access Group Inc., 2005-1 A2	0.343%	3/23/20	96,980	96,942	(b)
Access Group Inc., 2005-B A2	0.464%	7/25/22	698,104	694,553	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	600,000	601,089	(a)
American Express Credit Account Master Trust, 2012-3 A	0.304%	3/15/18	4,720,000	4,722,332	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.710%	9/25/27	42,663	41,133	(b)
Apidos CDO, 2012-9A A	1.634%	7/15/23	2,000,000	1,994,542	(a)(b)
ARI Fleet Lease Trust, 2012-A A	0.704%	3/15/20	501,396	501,583	(a)(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.735%	3/12/26	1,000,000	998,666	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.280%	5/25/32	180,471	176,140	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	0.980%	8/25/33	359,251	348,516	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.130%	12/15/33	111,435	107,400	(b)
Atrium CDO Corp., 5A A1	0.482%	7/20/20	1,396,619	1,393,560	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,925,878	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.782%	5/28/44	6,682	6,683	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.675%	6/25/34	275,327	275,856	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.554%	9/15/17	1,870,000	1,874,801	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.354%	12/26/19	2,046,191	2,041,875	(b)
Capital Auto Receivables Asset Trust, 2014-1 A2	0.960%	4/20/17	2,940,000	2,948,116
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	1,453,705	1,457,671
Chase Issuance Trust, 2012-A6 A	0.284%	8/15/17	6,780,000	6,779,847	(b)
Citibank Credit Card Issuance Trust, 2014-A3 A3	0.353%	5/9/18	3,440,000	3,441,202	(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	53,352	55,364	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.355%	2/25/37	188,494	120,996	(a)(b)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.434%	2/15/34	172,721	153,722	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	145,238	129,277	(b)
Discover Card Execution Note Trust, 2013-A6 A6	0.604%	4/15/21	3,720,000	3,734,207	(b)
Educational Funding of the South Inc., 2011-1 A2	0.884%	4/25/35	4,000,000	4,011,832	(b)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.755%	10/25/21	565,625	566,660	(a)(b)
Ford Credit Auto Lease Trust, 2014-B A2B	0.314%	3/15/17	3,850,000	3,850,951	(b)
Ford Credit Auto Owner Trust, 2014-A A3	0.790%	5/15/18	1,980,000	1,980,498
Ford Credit Auto Owner Trust, 2014-B A3	0.900%	10/15/18	5,200,000	5,194,722
Ford Credit Floorplan Master Owner Trust, 2014-4 A2	0.504%	8/15/19	2,700,000	2,702,357	(b)
Golden Credit Card Trust, 2014-2A A	0.606%	3/15/21	3,400,000	3,401,478	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.455%	5/25/36	158,757	157,333	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	2,520,000	2,517,634	(a)
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,402,626

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 19.0% (continued)
Honda Auto Receivables Owner Trust, 2013-2 A3	0.530%	2/16/17	$100,000	$100,065
Indymac Residential Asset-Backed Trust, 2005-D AI2	0.475%	3/25/36	1,822,230	1,452,211	(b)
Jamestown CLO Ltd., 2014-4A A1C	1.664%	7/15/26	250,000	249,115	(a)(b)
LCM Limited Partnership, 16A A	1.758%	7/15/26	500,000	500,000	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.415%	6/25/46	260,600	231,733	(a)(b)
Missouri Higher Education Loan Authority, 2010-2 A1	1.077%	8/27/29	1,477,227	1,490,655	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.504%	12/7/20	2,238,422	2,240,929	(b)
Nelnet Student Loan Trust, 2005-4 A2	0.343%	12/22/23	192,219	192,188	(b)
Nelnet Student Loan Trust, 2014-6A A	0.802%	11/25/47	2,033,039	2,028,424	(a)(b)
NewMark Capital Funding, 2014-2A A1	1.674%	6/30/26	750,000	744,375	(a)(b)
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	3,621,700	3,624,069
Nissan Master Owner Trust Receivables, 2012-A A	0.626%	5/15/17	2,140,000	2,143,243	(b)
Northstar Education Finance Inc., 2005-1 A1	0.335%	10/28/26	119,884	119,409	(b)
Ocean Trails CLO IV, 2013-4A X	1.234%	8/13/25	560,000	560,178	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.280%	8/25/33	174,734	156,383	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	15,843	14,822
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	271,309	280,835	(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.534%	10/20/23	1,250,000	1,243,343	(a)(b)
Saxon Asset Securities Trust, 2003-3 M1	1.130%	12/25/33	53,351	50,679	(b)
SLM Student Loan Trust, 2003-04 A5A	0.984%	3/15/33	80,965	81,109	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.984%	12/15/25	710,000	709,290	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.614%	4/25/25	2,330,000	2,224,608	(b)
SLM Student Loan Trust, 2005-10 A4	0.344%	10/25/19	417,704	417,262	(b)
SLM Student Loan Trust, 2005-6 A6	0.374%	10/27/31	3,500,000	3,422,363	(b)
SLM Student Loan Trust, 2006-5 A5	0.344%	1/25/27	1,800,000	1,783,202	(b)
SLM Student Loan Trust, 2006-6 A2	0.314%	10/25/22	142,664	142,444	(b)
SLM Student Loan Trust, 2007-2 A2	0.234%	7/25/17	172,985	172,650	(b)
SLM Student Loan Trust, 2007-4 A3	0.294%	1/25/22	64,862	64,854	(b)
SLM Student Loan Trust, 2008-1 A2	0.584%	10/25/16	457,630	457,696	(b)
SLM Student Loan Trust, 2008-7 A4	1.134%	7/25/23	2,708,000	2,756,974	(b)
SLM Student Loan Trust, 2011-B A1	1.004%	12/16/24	82,220	82,604	(a)(b)
SLM Student Loan Trust, 2012-06 A2	0.435%	9/25/19	4,104,343	4,106,653	(b)
SLM Student Loan Trust, 2012-A A1	1.554%	8/15/25	1,261,084	1,276,895	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.254%	12/15/21	635,719	638,009	(a)(b)
SLM Student Loan Trust, 2013-1 A1	0.305%	2/27/17	391,505	391,436	(b)
SLM Student Loan Trust, 2013-A A1	0.754%	8/15/22	840,636	842,369	(a)(b)
SMB Private Education Loan Trust, 2014-A A1	0.654%	9/15/21	5,823,697	5,838,608	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	1.593%	10/20/26	750,000	744,375	(a)(e)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.055%	11/25/34	431,889	403,844	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	189,684	187,031	(a)
Structured Asset Securities Corp., 2004-SC1	8.439%	12/25/29	40,081	39,019	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.295%	5/25/47	800,000	728,879	(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	430,571	448,853	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	22,953	23,713
Venture CDO Ltd., 2013-13A AX	1.434%	6/10/25	2,520,833	2,507,421	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	1,900,000	1,892,875	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $115,720,178)				116,171,667

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 20.1%
American Home Mortgage Investment Trust, 2005-4 1A1	0.735%	11/25/45	$758,823	$665,567	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.605%	9/25/35	1,219,369	819,043	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	2.851%	12/20/34	210,179	125,481	(b)
Banc of America Funding Corp., 2005-E 4A1	2.683%	3/20/35	210,707	211,479	(b)
Banc of America Funding Corp., 2006-D 1A1	0.324%	5/20/36	607,503	593,207	(b)
Banc of America Mortgage Securities Inc., 2002-J B1	3.576%	9/25/32	132,384	126,757	(b)
Banc of America Mortgage Securities Inc., 2003-C B1	2.955%	4/25/33	367,319	288,461	(b)
Banc of America Mortgage Securities Inc., 2003-D	2.622%	5/25/33	31,506	31,733	(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.491%	9/25/34	302,498	303,957	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.475%	1/25/47	630,046	389,659	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.595%	1/25/35	112,678	114,866	(b)
Bear Stearns ARM Trust, 2006-04 1A1	2.583%	10/25/36	239,217	208,853	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.468%	2/25/37	168,436	169,557	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.455%	8/25/35	9,276	8,611	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.445%	10/25/35	31,614	29,313	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.355%	1/25/36	16,683	15,419	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.385%	7/25/36	72,657	65,302	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.555%	5/25/35	20,607	20,570	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.777%	3/25/37	709,544	537,701	(b)
Colony Mortgage Capital Ltd., 2014-FL1 C	2.790%	4/8/31	1,200,000	1,201,957	(a)(b)
Commercial Mortgage Trust, 2014-BBG A	0.954%	3/15/29	1,170,000	1,171,842	(a)(b)
Commercial Mortgage Trust, 2014-SAVA A	1.304%	6/15/34	3,000,000	3,003,843	(a)(b)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	2,244,242	2,315,489
Countrywide Alternative Loan Trust, 2004-33 1A1	2.739%	12/25/34	56,695	55,806	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.727%	12/25/34	67,507	68,091	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.454%	11/20/35	153,367	128,758	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.465%	11/25/35	476,150	394,013	(b)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.455%	12/25/35	3,363,942	2,891,883	(b)
Countrywide Alternative Loan Trust, 2007-23CB A7	0.555%	9/25/37	3,620,907	2,544,140	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.722%	5/19/33	94,275	93,189	(b)
Countrywide Home Loans, 2003-HYB3 6A1	2.741%	11/19/33	50,214	49,634	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.495%	6/25/35	101,007	70,639	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.555%	9/25/35	202,400	183,402	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.575%	7/25/36	76,218	70,003	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.383%	11/25/34	506,969	435,552	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.408%	6/25/34	414,491	411,271	(b)
Del Coronado Trust, 2013-HDC A	0.954%	3/15/26	2,400,000	2,397,764	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.403%	3/19/45	265,184	245,849	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.707%	2/25/48	196,997	197,102	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.855%	12/29/45	1,981,333	1,986,722	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	333,085
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.504%	11/15/40	1,579,225	1,587,828	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4281 BA	1.250%	11/15/33	3,971,138	3,987,662
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	192,045	218,578	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 20.1% (continued)
Federal National Mortgage Association (FNMA), 2014-M8 FA	0.420%	5/25/18	$3,074,940	$3,079,672	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	802,763	810,962	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.835%	2/20/60	326,941	331,018	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.705%	3/20/60	1,968,925	1,984,275	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.155%	5/20/60	1,530,076	1,570,442	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.486%	10/20/60	3,774,712	3,771,084	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.506%	8/20/58	4,441,240	4,438,151	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.606%	11/20/60	3,929,352	3,944,839	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.656%	12/20/60	253,921	255,460	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.606%	2/20/61	167,106	167,822	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.656%	2/20/61	1,293,389	1,300,898	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.626%	8/20/61	2,315,787	2,326,867	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.656%	7/20/62	14,242,773	14,309,444	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.676%	10/20/62	719,030	722,379	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD	0.496%	12/20/62	9,596,737	9,587,476	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.556%	3/20/63	2,678,677	2,681,545	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC	0.626%	6/20/63	186,950	187,840	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD	0.626%	6/20/63	377,794	379,596	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG	0.626%	5/20/63	355,066	356,761	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.332%	6/25/34	1,239,699	1,133,938	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.505%	9/25/35	1,409,909	1,215,738	(a)(b)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.953%	11/19/34	170,351	131,022	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.895%	12/25/34	418,277	402,226	(b)
IMPAC CMB Trust, 2004-5 1A1	0.875%	10/25/34	258,318	252,678	(b)
IMPAC CMB Trust, 2007-A A	0.405%	5/25/37	107,853	106,316	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.875%	1/25/35	289,167	232,154	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C23 A1	1.650%	9/15/47	1,750,000	1,748,818
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.688%	9/25/36	908,586	592,122	(b)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.435%	4/25/47	2,656,622	2,453,996	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-C16 A1	1.223%	12/15/46	607,002	605,164
JPMorgan Mortgage Trust, 2004-A1 1A1	1.990%	2/25/34	64,567	64,844	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.494%	11/25/33	170,638	174,411	(b)
Luminent Mortgage Trust, 2006-7 2A2, IO	0.375%	12/25/36	211,913	37,096	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	183,837	186,007
MASTR ARM Trust, 2003-6 1A2	2.450%	12/25/33	132,952	133,246	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	44,456	45,794	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.138%	3/25/33	509,416	434,533	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 20.1% (continued)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.528%	9/25/33	$71,556	$73,118	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	1.936%	1/25/29	5,065	5,018	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.395%	2/25/34	90,379	91,559	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C18 A1	1.686%	10/15/47	1,070,000	1,071,338
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	80,701	81,669	(a)
Mortgage IT Trust, 2005-2 1A1	0.415%	5/25/35	146,641	141,638	(b)
Mortgage IT Trust, 2005-3 A1	0.455%	8/25/35	281,323	269,352	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.606%	1/8/20	989,664	994,649	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	715,864	723,267	(b)
Prime Mortgage Trust, 2005-2 2A1	6.789%	10/25/32	291,850	319,289	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	4,008	4,005
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	25,004	28,372
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	20,623	20,265
Sequoia Mortgage Trust, 2003-2 A2	1.000%	6/20/33	128,559	126,616	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.882%	7/20/34	62,377	61,929	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.355%	2/25/24	1,460,000	1,455,124	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	1.805%	4/25/24	1,400,000	1,361,036	(b)
Structured ARM Loan Trust, 2004-07 A1	0.560%	6/25/34	285,064	265,459	(b)
Structured ARM Loan Trust, 2004-09XS A	0.525%	7/25/34	215,761	207,378	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.451%	3/25/35	552,486	508,950	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.404%	6/25/35	198,729	187,830	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.385%	2/25/36	406,994	332,219	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	807,643	791,380
Structured Asset Securities Corp., 2002-08A 7A1	1.842%	5/25/32	42,916	41,936	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.655%	6/25/32	138,382	113,301	(b)
Structured Asset Securities Corp., 2002-16A B2II, IO	2.458%	8/25/32	219,453	62,743	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.490%	6/25/33	208,876	211,345	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.519%	3/25/34	766,828	774,893	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.955%	9/25/33	415,657	411,378	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.376%	6/25/35	757,285	682,684	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.665%	8/20/35	60,061	52,632	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.393%	8/25/33	231,287	240,197	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.575%	6/25/44	240,867	224,324	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.565%	12/25/45	256,051	242,089	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.927%	7/25/47	2,930,409	2,566,693	(b)
Washington Mutual Inc., 2005-AR4 A5	2.372%	4/25/35	200,000	197,884	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.445%	7/25/45	358,392	344,316	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.755%	12/25/35	3,223,779	2,570,580	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.475%	7/25/45	360,661	346,002	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.475%	8/25/45	337,830	325,155	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.444%	6/25/33	245,030	249,460	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 20.1% (continued)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.615%	12/25/34	$444,107	$455,467	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.607%	7/25/34	273,560	212,602	(b)
WF-RBS Commercial Mortgage Trust, 2011-C3 A2	3.240%	3/15/44	3,820,000	3,935,495	(a)
WF-RBS Commercial Mortgage Trust, 2011-C4 A2	3.454%	6/15/44	2,230,000	2,309,444	(a)
WF-RBS Commercial Mortgage Trust, 2012-C8 A2	1.881%	8/15/45	970,000	977,373
WF-RBS Commercial Mortgage Trust, 2014-C23 A1	1.663%	10/15/57	3,010,000	3,009,952

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $122,658,647)				122,605,677

MORTGAGE-BACKED SECURITIES - 5.2%
FHLMC - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	8,578	8,690
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	110	111
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	86,821	93,183
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	329,059	377,980
Federal Home Loan Mortgage Corp. (FHLMC)	1.995%	6/1/43	3,140,926	3,142,288	(b)

Total FHLMC				3,622,252

FNMA - 3.7%
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	290	294
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	9,777	9,846
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	102,366	108,415
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	9,474	9,603
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	11,563,109	11,844,105
Federal National Mortgage Association (FNMA)	6.500%	4/1/24-4/1/31	8,336	9,443
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-11/1/32	720,016	797,759
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	58	65
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	26,235	26,367	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	191,064	193,740	(b)
Federal National Mortgage Association (FNMA)	1.813%	1/1/33	213,764	224,117	(b)
Federal National Mortgage Association (FNMA)	1.910%	4/1/33	472,120	502,161	(b)
Federal National Mortgage Association (FNMA)	1.925%	5/1/34	745,473	796,164	(b)
Federal National Mortgage Association (FNMA)	2.244%	12/1/34	30,171	32,347	(b)
Federal National Mortgage Association (FNMA)	2.249%	12/1/34	19,102	20,496	(b)
Federal National Mortgage Association (FNMA)	1.915%	1/1/35	93,584	99,022	(b)
Federal National Mortgage Association (FNMA)	1.960%	3/1/35	210,959	225,154	(b)
Federal National Mortgage Association (FNMA)	1.877%	5/1/35	454,015	483,394	(b)
Federal National Mortgage Association (FNMA)	6.282%	9/1/37	2,619,957	2,777,764	(b)
Federal National Mortgage Association (FNMA)	3.419%	12/1/39	4,555,184	4,874,621	(b)

Total FNMA				23,034,877

GNMA - 0.9%
Government National Mortgage Association (GNMA)	9.000%	9/15/22	230	231
Government National Mortgage Association (GNMA)	6.000%	11/15/28	18,807	21,227
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,133,674	1,306,503
Government National Mortgage Association (GNMA)	7.000%	3/15/36	188,411	223,199
Government National Mortgage Association (GNMA)	2.235%	8/20/60	1,343,970	1,442,862	(b)
Government National Mortgage Association (GNMA) II	1.550%	1/20/60	1,800,933	1,855,097	(b)
Government National Mortgage Association (GNMA) II	1.336%	7/20/60	172,443	176,641	(b)
Government National Mortgage Association (GNMA) II	1.373%	7/20/60	358,101	365,720	(b)

Total GNMA				5,391,480

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $31,801,886)				32,048,609

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 0.4%
Rhode Island - 0.4%
Rhode Island State Student Loan Authority Revenue, Taxable-Libor Floating Rate Notes, FFELP Loan Backed (Cost-$2,411,708)	0.855%	10/2/28	$2,411,708	$2,419,835	(a)(b)

SOVEREIGN BONDS - 2.3%
Brazil - 0.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	2,760,000	2,831,760	(a)

Japan - 0.6%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,631,982

Korea - 0.4%
Korea Land & Housing Corp., Senior Notes	1.875%	8/2/17	2,610,000	2,617,812	(a)

Mexico - 0.5%
United Mexican States, Senior Notes	5.950%	3/19/19	2,400,000	2,745,600

Russia - 0.3%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,119,530	(h)

TOTAL SOVEREIGN BONDS (Cost - $13,921,767)				13,946,684

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.6%
U.S. Government Agencies - 0.2%
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	472,071
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	750,000	743,108

Total U.S. Government Agencies				1,215,179

U.S. Government Obligations - 0.4%
U.S. Treasury Notes	0.500%	7/31/16	2,250,000	2,250,439

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,484,047)				3,465,618

TOTAL INVESTMENTS - 100.4% (Cost - $613,692,851#)				612,698,994
Liabilities in Excess of Other Assets - (0.4)%				(2,337,560)

TOTAL NET ASSETS - 100.0%				$610,361,434

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of September 30, 2014.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Value is less than $1.

(h)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
FFELP	— Federal Family Education Loan Program
IO	— Interest Only
PAC	— Planned Amortization Class

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials	—	$155,199,662	0	*	$155,199,662
Other corporate bonds & notes	—	166,841,242	—		166,841,242
Asset-backed securities	—	116,171,667	—		116,171,667
Collateralized mortgage obligations	—	122,605,677	—		122,605,677
Mortgage-backed securities	—	32,048,609	—		32,048,609
Municipal bonds	—	2,419,835	—		2,419,835
Sovereign bonds	—	13,946,684	—		13,946,684
U.S. government & agency obligations	—	3,465,618	—		3,465,618

Total investments	—	$612,698,994	0	*	$612,698,994

Other financial instruments:
Futures contracts	$17,629	—	—		$17,629

Total	$17,629	$612,698,994	$0	*	$612,716,623

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL

Other financial instruments:
Futures contracts	$47,796	—	—		$47,796
OTC credit default swaps on corporate issues - buy protection‡	—	$759	—		759

Total	$47,796	$759	—		$48,555

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Notes to Schedule of Investments (unaudited) (continued)

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among

Notes to Schedule of Investments (unaudited) (continued)

others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of $759. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,941,556
Gross unrealized depreciation	(7,935,413)

Net unrealized depreciation	$(993,857)

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	242	3/15	$60,286,011	60,297,325	$11,314
U.S. Treasury 2-Year Notes	163	12/14	35,719,327	35,671,531	(47,796)

					(36,482)

Contracts to Sell:
U.S. Treasury 5-Year Notes	9	12/14	1,070,635	1,064,320	6,315

Net unrealized depreciation on open futures contracts					$(30,167)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2013	19,108,200	$211,626
Options written	—	—
Options closed	(200)	(131,850)
Options exercised	—	—
Options expired	(19,108,000)	(79,776)

Written options, outstanding as of September 30, 2014	—	—

At September 30, 2014, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	$40,000	3/20/15	0.99%	5.000% quarterly	$(759)	$36	$(795)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$17,629	$(47,796)	$—	$(30,167)
Credit Risk	—	—	(759)	(759)

Total	$17,629	$(47,796)	$(759)	$(30,926)

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Written options†	$50,749
Futures contracts (to buy)	88,023,540
Futures contracts (to sell)	$1,965,153

Average Notional Balance
Credit default swap contracts (to buy protection)	$40,000

†	At September 30, 2014 there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014